                                                                    EXHIBIT 23.2


                       Consent of Independent Accountants
                       ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 28, 1999, except for Note 8, which is as of August 16, 1999, relating to the consolidated financial statements of Agile Software Corporation, which appears in Agile Software Corporation's Registration Statement on Form S-1 (No. 333-91243).



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
April 18, 2000

                                       1